                                                                    EXHIBIT 10.9

                                                                      Exhibit C

                  GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT

                                    BETWEEN

                                SERACARE, INC.

                                      AND

                         SERACARE LIFE SCIENCES, INC.



                                 June 10, 2001

                               TABLE OF CONTENTS

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
                                                      ARTICLE I

                                        CONTRIBUTION, TRANSFER AND ASSUMPTION

Section 1.1       Contribution of Assets and Assumption of Liabilities..........................................      1
Section 1.2       Life Sciences Assets..........................................................................      2
Section 1.3       Life Sciences Liabilities.....................................................................      3
Section 1.4       Methods of Transfer And Assumption............................................................      4
Section 1.5       Governmental Approvals and Consents for Transfer of Life Sciences Assets......................      6
Section 1.6       Nonrecurring Costs and Expenses...............................................................      6
Section 1.7       Novation of Assumed Life Sciences Liabilities.................................................      7
Section 1.8       Transfer of Domain Name.......................................................................      7

                                                      ARTICLE II

                                                      LITIGATION

Section 2.1       Allocation....................................................................................      8
Section 2.2       Cooperation...................................................................................      9

                                                     ARTICLE III

                                               MISCELLANEOUS PROVISIONS

Section 3.1       LIMITATION OF LIABILITY.......................................................................      9
Section 3.2       Entire Agreement..............................................................................      9
Section 3.3       Dispute Resolution............................................................................      9
Section 3.4       Governing Law.................................................................................     10
Section 3.5       Notices.......................................................................................     10
Section 3.6       Counterparts..................................................................................     10
Section 3.7       Binding Effect; Assignment....................................................................     10
Section 3.8       Severability..................................................................................     10
Section 3.9       Waiver of Breach..............................................................................     10
Section 3.10      Amendment and Execution.......................................................................     11
Section 3.11      Authority.....................................................................................     11
Section 3.12      Descriptive Headings..........................................................................     11
Section 3.13      Gender and Number.............................................................................     11
Section 3.14      Additional Assurances.........................................................................     11
Section 3.15      Force Majeure.................................................................................     11
Section 3.16      Conflicting Agreements........................................................................     11
Section 3.17      Termination...................................................................................     12
Section 3.18      Survival......................................................................................     12
Section 3.19      Third Party Beneficiary.......................................................................     12
Section 3.20      Additional Representations and Warranties.....................................................     12
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                               TABLE OF CONTENTS
                                  (continued)

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                                                      ARTICLE IV

                                                     DEFINITIONS

Section 4.1       Ancillary Agreement...........................................................................     12
Section 4.2       Assets........................................................................................     12
Section 4.3       Consent.......................................................................................     13
Section 4.4       Contract......................................................................................     13
Section 4.5       Disputes......................................................................................     14
Section 4.6       Distribution..................................................................................     14
Section 4.7       Distribution Date.............................................................................     14
Section 4.8       Excluded Assets...............................................................................     14
Section 4.9       Excluded Liabilities..........................................................................     14
Section 4.10      Governmental Approvals........................................................................     14
Section 4.11      Governmental Authority........................................................................     14
Section 4.12      Insurance Policies............................................................................     14
Section 4.13      Insured Life Sciences Liability...............................................................     14
Section 4.14      Intellectual Property.........................................................................     14
Section 4.15      Liabilities...................................................................................     14
Section 4.16      Life Sciences Assets..........................................................................     15
Section 4.17      Life Sciences Balance Sheet...................................................................     15
Section 4.18      Life Sciences Business........................................................................     15
Section 4.19      Life Sciences Contingent Claim................................................................     15
Section 4.20      Life Sciences Contingent Liability............................................................     15
Section 4.21      Life Sciences Contracts.......................................................................     15
Section 4.22      Life Sciences Group...........................................................................     16
Section 4.23      Life Sciences Liabilities.....................................................................     16
Section 4.24      Merger........................................................................................     16
Section 4.25      Person........................................................................................     16
Section 4.26      Security Interest.............................................................................     16
Section 4.27      Separation....................................................................................     16
Section 4.28      Separation Agreement..........................................................................     16
Section 4.29      Separation Date...............................................................................     16
Section 4.30      SeraCare Business.............................................................................     16
Section 4.31      SeraCare Group................................................................................     16
Section 4.32      Subsidiary....................................................................................     16
Section 4.33      Trademark License Agreement...................................................................     17
Section 4.34      Transferred Litigation........................................................................     17

                                   SCHEDULES

         SCHEDULE 1.2(a)     Assets Listed on the Life Sciences Balance Sheet

         SCHEDULE 1.3(a)     Included Liabilities

         SCHEDULE 1.3(b)     Excluded Liabilities

         SCHEDULE 2.1(a)     Transferred Litigation

         SCHEDULE 2.1(b)     Excluded Litigation

         SCHEDULE 4.30       Material Contracts

                  GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT


     This General Assignment and Assumption Agreement (this "Agreement") is entered into on June 10, 2001 between SeraCare, Inc., a Delaware corporation ("SeraCare"), and SeraCare Life Sciences, Inc., a California corporation ("Life Sciences"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Article IV hereof. SeraCare and Life Sciences are sometimes referred to herein collectively as the "parties" or individually as a "party."

                                   RECITALS

     WHEREAS, SeraCare hereby and by certain other instruments of even date herewith transfers or will transfer to Life Sciences effective as of the Separation Date, substantially all of the business and assets of the Life Sciences Business owned by SeraCare in accordance with the Separation Agreement. It is the intent of the parties hereto, by this Agreement and the other agreements and instruments provided for in the Separation Agreement, that SeraCare and its Subsidiaries convey to Life Sciences substantially all of the business and assets of the Life Sciences Business not presently owned by Life Sciences; and

     WHEREAS, it is further intended between the parties that Life Sciences assume all of the liabilities related to the Life Sciences Business, as provided in this Agreement, the Separation Agreement or the other agreements and instruments provided for in the Separation Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                   ARTICLE I
                     CONTRIBUTION, TRANSFER AND ASSUMPTION

     Section 1.1  Contribution of Assets and Assumption of Liabilities.
                  ----------------------------------------------------

     (a)  Transfer of Assets.  Effective on the Separation Date, SeraCare hereby
          ------------------
assigns, transfers, conveys and delivers to Life Sciences, and Life Sciences hereby accepts from SeraCare, all of SeraCare's right, title and interest in all the Life Sciences Assets.

     (b)  Assumption of Liabilities.  Effective on the Separation Date, Life
          -------------------------
Sciences hereby assumes and agrees faithfully to perform and fulfill all the Life Sciences Liabilities, in accordance with their respective terms, and undertakes to pay, satisfy and discharge when due all the Life Sciences Liabilities in accordance with their terms.

     (c)  Misallocated Assets. In the event that at any time or from time to
          -------------------
time (whether prior to or after the Separation Date), any party hereto (or any member of the SeraCare Group) shall receive or otherwise possess any Asset that is allocated to any other Person pursuant to this Agreement or any other Ancillary Agreement, such party shall promptly transfer, or cause to be transferred, such Asset to the Person so entitled thereto. Prior to any such transfer, the Person receiving or possessing such Asset shall hold such Asset in trust for any such other Person entitled to such Asset.

     Section 1.2  Life Sciences Assets.
                  --------------------

     (a)  Included Assets.  For purposes of this Agreement, "Life Sciences
          ---------------
Assets" shall mean (without duplication) the following Assets, except as otherwise provided for herein or in any Ancillary Agreement or other express agreement of the parties:

          (i) all Assets listed in the Life Sciences Balance Sheet and set forth on Schedule 1.2(a), subject to any dispositions of such Assets subsequent to the date of the Life Sciences Balance Sheet;

          (ii) all Assets acquired by SeraCare or its Subsidiaries after the date of the Life Sciences Balance Sheet used primarily in the Life Sciences Business and that would be reflected in a balance sheet of Life Sciences as of the Separation Date if (A) such balance sheet was prepared using the same principles and accounting policies under which the Life Sciences Balance Sheet was prepared, and (B) SeraCare and Life Sciences had conducted their respective businesses in the ordinary course since the date of the Life Sciences Balance Sheet;

          (iii)  all Life Sciences Contingent Claims;

          (iv)   all Life Sciences Contracts;

          (v) all Assets, whether arising before, on or after the Separation Date, primarily relating to, arising out of or resulting from any Life Sciences Liabilities (including, without limitation, the indemnification rights relating to the Life Sciences business in favor of SeraCare in the Stock Purchase Agreement dated February 13, 1998 among SeraCare, Inc., The Western States Group, Inc., Michael Crowley, and individual, Mary Crowley, an individual, Michael F. Crowley, Mary A. Crowley as trustees under the Crowley Charitable Remainder Unitrust dated December 31, 1997 and Michael F. Crowley II);

          (vi) to the extent permitted by law and subject to the Separation Agreement and the Ancillary Agreements, all rights of Life Sciences under any of SeraCare's Insurance Policies or other insurance policies issued by Persons unaffiliated with SeraCare;

          (vii) all legal and equitable remedies associated with the Transferred Litigation;

          (viii) all Assets that are expressly contemplated by this Agreement, the Separation Agreement or any other Ancillary Agreement (or any other Schedule hereto or thereto) as Assets to be transferred to Life Sciences;

          (ix) the rights in and to the name "SeraCare" set forth in the Trademark License Agreement;

          (x) the rights in and to the domain name "SeraCare.net" as set forth in Section 1.8; and

          (xi) the rights to three advertisements in Canon Communications LLC magazine, IVD Technology in connection with the June 5, 2001 settlement agreement referenced in Item 1 to Schedule 2.1(a).

     Notwithstanding the foregoing, the Life Sciences Assets shall not in any event include the Excluded Assets referred to in Section 1.2(b) below.

     (b)  Excluded Assets. For the purposes of this Agreement, "Excluded Assets"
          ---------------
shall mean any Assets (i) used by the parties in the business of the collection of blood plasma, (ii) certain advances to Western States employees in the amount of $58,900, and (iii) any other Assets that are expressly contemplated by the Separation Agreement, this Agreement or any other Ancillary Agreement (or the Schedules hereto or thereto) as Assets to be retained by SeraCare or any other member of the SeraCare Group (collectively, the "SeraCare Assets"). For the avoidance of doubt, the parties intend and agree that any Assets, other than the Life Sciences Assets, owned or used by the SeraCare Group and Life Sciences on the date hereof, shall be deemed to be Excluded Assets and shall be retained by SeraCare hereunder.

     Section 1.3  Life Sciences Liabilities.
                  -------------------------

     (a)  Included Liabilities. For the purposes of this Agreement, "Life
          --------------------
Sciences Liabilities" shall mean (without duplication) the following Liabilities, except as otherwise provided for in any Ancillary Agreement or other express agreement of the parties:

          (i) all Liabilities reflected in the Life Sciences Balance Sheet, to the extent such Liabilities have not been satisfied or discharged subsequent to the date of the Life Sciences Balance Sheet;

          (ii) all Liabilities of SeraCare or its Subsidiaries that arise after the date of the Life Sciences Balance Sheet relating primarily to the Life Sciences Business that would be reflected in a balance sheet of Life Sciences dated as of the Separation Date if (A) such balance sheet was prepared using the same principles and accounting policies under which the Life Sciences Balance Sheet was prepared and (B) SeraCare and Life Sciences had conducted their respective businesses in the ordinary course since the date of the Life Sciences Balance Sheet;

          (iii)  all Life Sciences Contingent Liabilities;

          (iv) except as otherwise expressly contemplated by this Agreement, the Separation Agreement or any other Ancillary Agreement, all Liabilities, whether arising before, on or after the Separation Date, primarily relating to, arising out of or resulting from:

                 (1) the operation of the Life Sciences Business, as conducted at any time prior to, on or after the Separation Date, or

                 (2) any Life Sciences Assets;

          (v) all Liabilities that are expressly contemplated by this Agreement, the Separation Agreement or any other Ancillary Agreement (or the Schedules hereto or thereto) as Liabilities to be assumed by Life Sciences, including liabilities set forth on Schedule 1.3(a);

          (vi) all obligations and Liabilities of Life Sciences under the Separation Agreement, this Agreement or any of the other Ancillary Agreements; and

          (vii) all Liabilities arising out of the Form 10 Registration Statement filed by Life Sciences with the Securities and Exchange Commission and the Information Statement mailed prior to the Distribution Date to the holders of Common Stock of SeraCare.

     Notwithstanding the foregoing, the Life Sciences Liabilities shall not include the Excluded Liabilities referred to in Section 1.3(b) below.

     (b)  Excluded Liabilities.  For the purposes of this Agreement, "Excluded
          --------------------
Liabilities" shall mean:

          (i)    the Liabilities listed on Schedule 1.3(b) hereto;

          (ii) all Insured Life Sciences Liabilities, provided, however if SeraCare's insurance carrier fails to make a payment when due with respect to a claim relating to a Life Sciences Liability, then upon written notice from SeraCare, Life Sciences shall make an interim payment to SeraCare, provided further, that if such interim payment is made, SeraCare shall immediately assign to Life Sciences its right to recover such claim from its insurance carrier (to the extent of the interim payment received by SeraCare pursuant to this Section 1.3(b)(ii)), and if payment for such claim is nonetheless made directly to SeraCare, SeraCare shall immediately turn over the proceeds from such claim to Life Sciences (to the extent of the interim payment received by SeraCare pursuant to this Section 1.3(b)(ii));

          (iii) all Liabilities that are expressly contemplated by this Agreement, the Separation Agreement or any other Ancillary Agreement (or the Schedules hereto or thereto) as Liabilities to be retained or assumed by SeraCare or any other member of the SeraCare Group, and all agreements and obligations of any member of the SeraCare Group under the Separation Agreement, this Agreement or any other Ancillary Agreement.

     Section 1.4  Methods of Transfer And Assumption.
                  ----------------------------------

     (a)  Terms of Other Ancillary Agreements Govern.  The parties shall enter
          ------------------------------------------
into the other Ancillary Agreements, on or about the date of this Agreement. Except as set forth herein, it is the intent of the parties that pursuant to
Section 1.1, Section 1.2, and Section 1.3, the transfer and assumption of all other Life Sciences Assets and Life Sciences Liabilities shall be made effective as of the Separation Date.

     (b)  Mistaken Assignments and Assumptions.  In addition to those transfers
          ------------------------------------
and assumptions accurately identified and designated by the parties to take place but which the parties are not able to effect prior to the Separation Date, there may exist (i) Assets that the parties discover were, contrary to the agreements between the parties, by mistake or omission, transferred to Life Sciences or retained by SeraCare or Life Sciences (ii) Liabilities that the parties discover were, contrary to the agreements between the parties, by mistake or omission, assumed by Life Sciences or not assumed by Life Sciences. The parties shall cooperate in good faith to effect the transfer or re-transfer of such Assets, and/or the assumption or re-assumption of such Liabilities, to or by the appropriate party and shall not use the determination that remedial actions need to be taken to alter the original intent of the parties hereto with respect to the Assets to be transferred to or Liabilities to be assumed by Life Sciences or SeraCare. Each party shall reimburse the other or make other financial adjustments (e.g., without limitation, cash reserves) or other adjustments to remedy any improper transfer or failure to transfer any Asset or any improper assumption or failure to assume any Liability.

     (c)  Transfer of Assets and Liabilities Not Included in Life Sciences
          ----------------------------------------------------------------
Assets and Life Sciences Liabilities. Except as otherwise expressly provided in
------------------------------------
this Agreement, the Separation Agreement or any other Ancillary Agreement, in the event the parties discover Assets and Liabilities that relate primarily to the Life Sciences Business but do not constitute Life Sciences Assets under
Section 1.2 or Life Sciences Liabilities under Section 1.3, the parties shall cooperate in good faith to effect the transfer of such Assets at book value, or the assumption of such Liabilities, to or by Life Sciences or its Subsidiaries and shall not use the determination of remedial actions contemplated in the Separation Agreement to alter the original intent of the parties hereto with respect to the Assets to be transferred to or Liabilities to be assumed by Life Sciences. Except as otherwise expressly provided in this Agreement, the Separation Agreement or any other Ancillary Agreement, in the event the parties discover Assets or Liabilities that relate primarily to the SeraCare Business but do not constitute Assets of the SeraCare Business by operation of Section
1.2 or Liabilities of the SeraCare Business by operation of Section 1.3, the parties shall cooperate in good faith to effect the transfer of such Assets at book value, or the assumption of such Liabilities, to or by the SeraCare Group or its Subsidiaries and shall not use the determination of remedial actions contemplated in the Separation Agreement to alter the original intent of the parties hereto with respect to the Assets or Liabilities to be retained by the SeraCare Group. Each party shall reimburse the other or make other financial adjustments (e.g., without limitation, cash reserves) or other adjustments to remedy any improper transfer or failure to transfer any Asset or any improper assumption or failure to assume any Liability.

     (d)  Documents Relating to Other Transfers of Assets and Assumption of
          -----------------------------------------------------------------
Liabilities.
-----------

          (i) In furtherance of the assignment, transfer, conveyance and delivery of Life Sciences Assets and the assumption of Life Sciences Liabilities set forth in Section 1.4 (a), (b) or (c), effective as of the Separation Date,
(i) the members of the SeraCare Group shall execute and deliver such bills of sale, stock powers, certificates of title, assignments of contracts and other instruments of transfer, conveyance and assignment as and to the extent necessary to evidence the transfer, conveyance and assignment of all of SeraCare's and its Subsidiaries' right, title and interest in and to the Life Sciences Assets to Life Sciences and (ii) Life Sciences shall execute and deliver to SeraCare and its Subsidiaries such assumptions of contracts and other instruments of assumption as and to the extent necessary to evidence the valid and effective assumption of the Life Sciences Liabilities by Life Sciences.

          (ii) In furtherance of the assignment, transfer, conveyance and delivery of Assets to the SeraCare Group and the assumption of Liabilities by the SeraCare Group by the operation of Section 1.4(a), (b) or (c), effective as of the Separation Date, (i) Life Sciences shall execute and deliver such bills of sale, stock powers, certificates of title, assignments of contracts and other instruments of transfer, conveyance and assignment as and to the extent necessary to evidence the transfer, conveyance and assignment of all the right, title and interest of Life Sciences and its Subsidiaries in and to the Assets of the SeraCare Group and (ii) the SeraCare

Group shall execute and deliver to Life Sciences and its Subsidiaries such assumptions of contract and other instruments of assumption as and to the extent necessary to evidence the valid and effective assumption of the Liabilities of the SeraCare Group by the SeraCare Group.

     Section 1.5  Governmental Approvals and Consents for Transfer of Life
                  --------------------------------------------------------
Sciences Assets.
---------------

     (a)  Transfer in Violation of Laws.  If and to the extent that the valid,
          -----------------------------
complete and perfected transfer, assignment or novation to Life Sciences of any Life Sciences Asset would be a violation of applicable laws or require any Consent or Governmental Approval in connection with the Separation or the Distribution, then, unless SeraCare shall otherwise determine, the transfer, assignment or novation to Life Sciences, as the case may be, of any of such Life Sciences Assets automatically shall be deemed deferred and any such purported transfer, assignment or novation shall be null and void until such time as all legal impediments are removed and/or such Consents or Governmental Approvals have been obtained; provided, however, that if any such Consent or Governmental Approval has not been obtained within six months of the Distribution Date, the parties will use their reasonable commercial efforts to achieve an alternative solution in accordance with the parties' intentions. If any such Consent shall not be obtained, SeraCare shall cooperate with Life Sciences in any reasonable arrangement designed to provide for Life Sciences the benefits intended to be assigned to Life Sciences under the relevant contract, license or other instrument, including enforcement at the cost and for the account of Life Sciences of any and all rights of SeraCare against the other party thereto arising out of the breach or cancellation thereof by such other party or otherwise.

     (b)  Transfers Not Consummated Prior to Separation Date.  If the transfer,
          --------------------------------------------------
assignment or novation of any Assets intended to be transferred or assigned hereunder is not consummated prior to or on the Separation Date, whether as a result of the provisions of Section 1.5(a) or for any other reason, then the Person retaining such Asset shall thereafter hold such Asset for the use and benefit, insofar as reasonably possible, of the Person entitled thereto (at the expense of the Person entitled thereto). In addition, the Person retaining such Asset shall take such other actions as may be reasonably requested by the Person to whom such Asset is to be transferred in order to place such Person, insofar as reasonably possible, in the same position as if such Asset had been transferred as contemplated hereby and so that all the benefits and burdens relating to such Assets, including possession, use, risk of loss, potential for gain, and dominion, control and command over such Assets, are to inure from and after the Separation Date to the Person entitled to such Assets. If and when the Consents and/or Governmental Approvals, the absence of which caused the deferral of transfer of any Asset pursuant to Section 1.5(a), are obtained, the transfer of the applicable Asset shall be effected in accordance with the terms of this Agreement and/or the applicable Ancillary Agreement.

     (c)  Expenses.  The Person retaining an Asset due to the deferral of the
          --------
transfer of such Asset shall not be obligated, in connection with the foregoing, to expend any money unless the necessary funds are advanced by the Person entitled to the Asset, other than reasonable out-of-pocket expenses, attorneys' fees and recording or similar fees, all of which shall be promptly reimbursed by the Person entitled to such Asset.

     Section 1.6  Nonrecurring Costs and Expenses.  Notwithstanding anything
                  -------------------------------
herein to the contrary, any nonrecurring costs and expenses incurred by the parties hereto to effect the transactions contemplated hereby which are not allocated pursuant to the terms of the Separation Agreement, this Agreement or any other Ancillary Agreement shall be the responsibility of the party to whom such costs and expenses are attributable.

     Section 1.7  Novation of Assumed Life Sciences Liabilities.
                  ---------------------------------------------

     (a)  Reasonable Commercial Efforts.  Each of SeraCare and Life Sciences,
          -----------------------------
at the request of the other, shall use its reasonable commercial efforts to obtain, or to cause to be obtained, any Consent, Government Approval, substitution or amendment required to effect a novation of or assign all rights and obligations under agreements, leases, licenses and other obligations or Liabilities of any nature whatsoever that constitute Life Sciences Liabilities or to obtain in writing the unconditional release of all parties to such arrangements other than Life Sciences, so that, in any such case, Life Sciences and its Subsidiaries will be solely responsible for such Liabilities; provided, however, that neither SeraCare, Life Sciences nor their Subsidiaries shall be obligated to pay any consideration therefor to any third party from whom such Consents, Government Approvals, substitutions and amendments are requested. Notwithstanding anything to the contrary in the Separation Agreement or any of the Ancillary Agreements, the former officers and employees of SeraCare and the present officers, directors and employees of Life Sciences do not release SeraCare from any indemnification obligations it may have to them arising from Delaware or California law, SeraCare's Bylaws or Certificate of Incorporation or which arise by contract by operation of law or otherwise and Life Sciences shall have no obligation to use any effort to obtain or cause to be obtained any novation or assignment of such agreements, obligations or liabilities of SeraCare.

     (b)  Inability to Obtain Novation. If SeraCare or Life Sciences is unable
          ----------------------------
to obtain, or to cause to be obtained, any such required Consent, Government Approval, release, substitution or amendment, the applicable member of the SeraCare Group shall continue to be bound by such agreements, leases, licenses and other obligations and, unless not permitted by law or the terms thereof (except to the extent expressly set forth in this Agreement, the Separation Agreement or any other Ancillary Agreement), Life Sciences shall, as agent or subcontractor for SeraCare or such other Person, as the case may be, pay, perform and discharge fully, or cause to be paid, transferred or discharged all the obligations or other Liabilities of SeraCare or such other Person, as the case may be, thereunder from and after the date hereof. SeraCare shall, without further consideration, pay and remit, or cause to be paid or remitted, to Life Sciences or its appropriate Subsidiary promptly all money, rights and other consideration received by it or any member of the SeraCare Group in respect of such performance (unless any such consideration is an Excluded Asset). If and when any such Consent, Government Approval, release, substitution or amendment shall be obtained or such agreement, lease, license or other rights or obligations shall otherwise become assignable or able to be novated, SeraCare shall thereafter assign, or cause to be assigned, all its rights, obligations and other Liabilities thereunder or any rights or obligations of any member of the SeraCare Group to Life Sciences without payment of further consideration and Life Sciences shall, without the payment of any further consideration, assume such rights and obligations.

     Section 1.8  Transfer of Domain Name
                  -----------------------

     (a) Effective as of the Separation Date, SeraCare shall, sell, transfer, convey and assign to Life Sciences, free and clear of any and all liens, security interests, claims and encumbrances, the Internet domain name "SeraCare.net" (the "Domain Name"). Accordingly, at the Separation Date, SeraCare shall transfer to Life Sciences all of the domain name registrations for the Domain Name which are registered at any Internet domain name registration authorities, including, without limitation, the Network Solutions and/or Register.com registration of the Domain Name.

     (b) From time to time after the Separation Date, SeraCare shall execute and deliver to Life Sciences such instruments of transfer and other instruments, including, without limitation, the Network Solutions Registrant Name Change Agreement Transfer Agreement attached hereto as Exhibit B (the "Transfer
                                                ---------
Agreement"), as may be reasonably requested by Life Sciences in order to vest in Life Sciences good and marketable title in and to the Domain Name and otherwise in order to carry out the purpose and intent of this Section 1.8. SeraCare and covenants not to bring any claim against Life Sciences for any infringement of SeraCare's intellectual property rights for any use by Life Sciences of the Domain Name.



                                  ARTICLE II
                                  LITIGATION

     Section 2.1  Allocation.
                  ----------

     (a)  Litigation to Be Transferred to Life Sciences. On the Separation Date,
          ---------------------------------------------
the responsibilities for management of the litigation identified in Schedule 2.1 shall be transferred in their entirety from SeraCare and its Subsidiaries to Life Sciences (the "Transferred Litigation"). Effective as of the Separation Date, SeraCare hereby assigns to Life Sciences all right, title and interest in and to the Transferred Litigation, including without limitation all claims and causes of action asserted by or to be asserted by SeraCare and/or Life Sciences in the Transferred Litigation and all remedies, whether in law or equity, associated therewith, including the exclusive right to retain any settlement, judgment or any other amounts paid or other benefits received in respect of such Transferred Litigation. Effective as of the Separation Date, SeraCare agrees that Life Sciences shall have the exclusive right to prosecute the Transferred Litigation in the name of SeraCare, and SeraCare agrees to sign documents reasonably requested by Life Sciences during the course of the litigation, including documents relating to settlement and release of claims. As of the Separation Date and thereafter, Life Sciences shall manage this litigation at its sole discretion and shall be solely responsible for all costs and fees incurred in connection therewith and shall be entitled to retain any and all sums recovered in connection therewith whether by settlement, judgment or otherwise, and Life Sciences shall have sole and absolute discretion with respect to settlement, disposition, compromise or other resolution. Except as provided herein, Life Sciences agrees that it shall make appropriate arrangements so that any legal fees or other expenses related to the Transferred Litigation shall be the sole obligation of Life Sciences. SeraCare and its Subsidiaries must first obtain the prior consent of Life Sciences for any action taken subsequent to the Separation Date in connection with the Transferred Litigation, which consent may not be unreasonably withheld or delayed.

     (b)  Other Litigation.  Except as specifically provided on Schedule 2.1(b),
          ----------------
(i) Life Sciences agrees that as of the date hereof it shall be solely responsible for the management and all Liabilities, costs and expenses (including without limitation all attorneys' fees and expenses) in respect of any litigation that primarily relates to or results from the Life Sciences Business and the SeraCare Group shall have no liability or responsibility in respect of such litigation, and (ii) SeraCare agrees that as of the date hereof it shall be solely responsible for the management and all liabilities, costs and expenses (including without limitation all attorneys' fees and expenses) in respect of any litigation that primarily relates to or results from the SeraCare Business and the Life Sciences Group shall have no liability or responsibility in respect of such litigation, whether or not the facts or events giving rise to such litigation occur on or before the date hereof.

     Section 2.2  Cooperation.  SeraCare and Life Sciences and their respective
                  -----------
Subsidiaries shall cooperate with each other in the prosecution and defense of any litigation covered under this Article II and afford to each other reasonable access upon reasonable advance notice to witnesses and information (other than information protected from disclosure by applicable privileges) that is reasonably required to prosecute or defend such litigation as set forth in
Article VII of the Separation Agreement. The foregoing agreement to cooperate includes, but is not limited to, an obligation to provide access to qualified assistance to provide information, witnesses and documents to respond to discovery requests in specific lawsuits. In such cases, cooperation shall be timely so that the party responding to discovery may meet all court-imposed deadlines. The party requesting information shall reimburse the party providing information consistent with the terms of Article VII of the Separation Agreement. The obligations set forth in this paragraph are more clearly defined in Article VII of the Separation Agreement, to which reference is hereby made.

                                  ARTICLE III
                           MISCELLANEOUS PROVISIONS

     Section 3.1  LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY OR ITS
                  -----------------------
SUBSIDIARIES BE LIABLE TO THE OTHER PARTY OR ITS SUBSIDIARIES FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     Section 3.2  Entire Agreement.  This Agreement, the Separation Agreement,
                  ----------------
the other Ancillary Agreements and the Exhibits and Schedules referenced or attached hereto and thereto, constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof.

     Section 3.3  Dispute Resolution.  Any and all controversies, disputes or
                  ------------------
claims arising out of, relating to, in connection with or resulting from this Agreement (or any amendment thereto or any transaction contemplated hereby or thereby), including as to its existence, interpretation, performance, non-performance, validity, breach or termination, including any claim based on contract, tort, statute or constitution and any claim raising questions of law, whether arising before or after termination of this Agreement, shall be deemed a Dispute as defined in Section 7.6 of the Separation Agreement and shall be resolved exclusively by, in accordance with, and subject to the limitations set forth in Section 7.6 of the Separation Agreement.

     Section 3.4  Governing Law. This Agreement shall be construed in accordance
                  -------------
with and all Disputes hereunder shall be governed by the laws of the State of California, excluding its conflict of law rules.

     Section 3.5  Notices.  Any notice, demand, offer, request or other
                  -------
communication required or permitted to be given by either party pursuant to the terms of this Agreement shall be in writing and shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one (1) business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one (1) business day after being deposited with an overnight courier service, or (v) four (4) days after being deposited in the U.S. mail, First Class with postage prepaid, and addressed to the attention of the party's Chief Executive Officer at the address of its principal executive office or such other address as a party may request by notifying the other party thereof in writing.

     Section 3.6  Counterparts.  This Agreement, including the Schedules hereto
                  ------------
and the other documents referred to herein, may be executed in counterparts via facsimile or otherwise, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

     Section 3.7  Binding Effect; Assignment.  This Agreement shall inure to the
                  --------------------------
benefit of and be binding upon the parties hereto and their respective legal representatives and successors, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Except as herein specifically provided to the contrary, neither party may assign this Agreement or any rights or obligations hereunder, without the prior written consent of the other party, and any such assignment shall be void; provided, however, either party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole without consent to an entity that succeeds to all or substantially all of the business or assets of such party to which this Agreement relates.

     Section 3.8  Severability.  The parties hereto have negotiated and prepared
                  ------------
the terms of this Agreement in good faith with the intent that each and every one of the terms, covenants and conditions herein be binding upon and inure to the benefit of the respective parties. Accordingly, if any one or more of the terms, provisions, promises, covenants or conditions of this Agreement or the application thereof to any person or circumstance shall be adjudged to any extent invalid, unenforceable, void or voidable for any reason whatsoever by a court of competent jurisdiction, such provision shall be as narrowly construed as possible, and each and all of the remaining terms, provisions, promises, covenants and conditions of this Agreement or their application to other persons or circumstances shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law. To the extent this Agreement is in violation of applicable law, then the parties agree to negotiate in good faith to amend the Agreement, to the extent possible consistent with its purposes, to conform to law.

     Section 3.9  Waiver of Breach.  The waiver by either party hereto of a
                  ----------------
breach or violation of any provision of this Agreement shall not operate as, or be construed to constitute, a waiver of any subsequent breach of the same or another provision hereof.

     Section 3.10 Amendment and Execution.  This Agreement and amendments hereto
                  -----------------------
shall be in writing and executed in multiple copies via facsimile or otherwise on behalf of SeraCare and Life Sciences by their respective duly authorized officers and representatives. Each multiple copy shall be deemed an original, but all multiple copies together shall constitute one and the same instrument. The parties hereto agree that this Agreement shall not be amended or modified without the express written consent of Instituto Grifols, S.A., which consent shall not be unreasonably withheld or delayed.

     Section 3.11 Authority.  Each of the parties hereto represents to the other
                  ---------
that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

     Section 3.12 Descriptive Headings. The headings contained in this
                  --------------------
Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Schedule or Exhibit but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article or a Section, Exhibit or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

     Section 3.13 Gender and Number.  Whenever the context of this Agreement
                  -----------------
requires, the gender of all words herein shall include the masculine, feminine and neuter, and the number of all words herein shall include the singular and plural.

     Section 3.14 Additional Assurances.  Except as may be specifically provided
                  ---------------------
herein to the contrary, the provisions of this Agreement shall be self-operative and shall not require further agreement by the parties; provided, however, at the request of either party, the other party shall execute such additional instruments and take such additional acts as are reasonable, and as the requesting party may reasonably deem necessary, to effectuate this Agreement.

     Section 3.15 Force Majeure.  Neither party shall be liable or deemed to be
                  -------------
in default for any delay or failure in performance under this Agreement or other interruption of service deemed to result, directly or indirectly, from acts of God, civil or military authority, acts of public enemy, war, accidents, explosions, earthquakes, floods, failure of transportation, strikes or other work interruptions by either party's employees, or any other similar cause beyond the reasonable control of either party unless such delay or failure in performance is expressly addressed elsewhere in this Agreement.

     Section 3.16 Conflicting Agreements.  In the event of conflict between this
                  ----------------------
Agreement and any other Ancillary Agreement or other agreement executed in connection herewith, the provisions of such other agreement shall prevail.

     Section 3.17 Termination.  This Agreement may be terminated and the
                  -----------
Separation abandoned at any time prior to the Separation Date by and in the sole discretion of SeraCare without the approval of Life Sciences. In the event of termination pursuant to this Section 3.17, no party shall have any liability of any kind to the other party.

     Section 3.18 Survival.  The covenants and other agreements contained herein
                  --------
shall survive the Distribution and continue in effect for a period of one year following the date of the Distribution and shall terminate on the anniversary of the Distribution.

     Section 3.19 Third Party Beneficiary.  The parties agree that Instituto
                  -----------------------
Grifols, S.A. shall be an express third party beneficiary to this Agreement.

     Section 3.20 Additional Representations and Warranties.  Life Sciences
                  -----------------------------------------
represents and warrants to SeraCare that (i) all Assets listed in the Life Sciences Balance Sheet are primarily used in or related to the Life Sciences Business and (ii) no Assets listed in the Life Sciences Balance Sheet are used in the collection of blood plasma.

                                  ARTICLE IV
                                  DEFINITIONS

     Section 4.1  Ancillary Agreement.  "Ancillary Agreement" has the meaning
                  -------------------
set forth in Section 2.1 of the Separation Agreement.

     Section 4.2  Assets.  "Assets" means assets, properties and rights
                  ------
(including goodwill), wherever located (including in the possession of vendors or other third parties or elsewhere), whether real, personal or mixed, tangible, intangible or contingent, in each case whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any Person, including the following:

          (i) all accounting and other books, records and files whether in paper, microfilm, microfiche, computer tape or disc, magnetic tape or any other form;

          (ii) all apparatus, computers and other electronic data processing equipment, fixtures, machinery, equipment, furniture, office equipment, automobiles, trucks, aircraft, rolling stock, vessels, motor vehicles and other transportation equipment, special and general tools, test devices, prototypes and models and other tangible personal property;

          (iii) all inventories of materials, parts, raw materials, supplies, work-in-process and finished goods and products;

          (iv) all interests in real property of whatever nature, including easements, whether as owner, mortgagee or holder of a Security Interest, lessor, sublessor, lessee, sublessee or otherwise;

          (v) all interests in any capital stock or other equity interests of any Subsidiary or any other Person; all bonds, notes, debentures or other securities issued by any Subsidiary or any other Person; all loans, advances or other extensions of credit or capital contributions to any Subsidiary or any other Person; and all other investments in securities of any Person;

          (vi) all license agreements, leases of personal property, open purchase orders for raw materials, supplies, parts or services, unfilled orders for the manufacture and sale of products and other contracts, agreements or commitments;

          (vii) all deposits, letters of credit and performance and surety bonds;

          (viii) all written technical information, data, specifications, research and development information, engineering drawings, operating and maintenance manuals, and materials and analyses prepared by consultants and other third parties;

          (ix) all Intellectual Property and licenses from third Persons granting the right to use any Intellectual Property;

          (x) all computer applications, programs and other software, including operating software, network software, firmware, middleware, design software, design tools, systems documentation and instructions;

          (xi) all cost information, sales and pricing data, customer prospect lists, supplier records, customer and supplier lists, customer and vendor data, correspondence and lists, product literature, artwork, design, development and manufacturing files, vendor and customer drawings, formulations and specifications, quality records and reports and other books, records, studies, surveys, reports, plans and documents;

          (xii) all prepaid expenses, trade accounts and other accounts and notes receivables;

          (xiii) all rights under contracts or agreements, all claims or rights against any Person arising from the ownership of any Asset, all rights in connection with any bids or offers and all claims, choses in action or similar rights, whether accrued or contingent;

          (xiv) all rights under insurance policies and all rights in the nature of insurance, indemnification or contribution;

          (xv) all licenses (including radio and similar licenses), permits, approvals and authorizations which have been issued by any Governmental Authority;

          (xvi) cash or cash equivalents, bank accounts, lock boxes and other deposit arrangements; and

          (xvii) interest rate, currency, commodity or other swap, collar, cap or other hedging or similar agreements or arrangements.

     Section 4.3  Consent.  "Consent" means any consent, waiver or approval
                  -------
from, or notification requirement to, any third party or parties.

     Section 4.4  Contract.  "Contract" means any contract, agreement, lease,
                  --------
license, sales order, purchase order, instrument or other commitment that is binding on any Person or any part of its property under applicable law.

     Section 4.5  Disputes.  "Disputes" has the meaning set forth in Section 9.8
                  --------
of the Separation Agreement.

     Section 4.6  Distribution.  "Distribution" has the meaning set forth in the
                  ------------
Recitals of the Separation Agreement.

     Section 4.7  Distribution Date.  "Distribution Date" has the meaning set
                  -----------------
forth in Section 3.2(a) of the Separation Agreement.

     Section 4.8  Excluded Assets.  "Excluded Assets" has the meaning set forth
                  ---------------
in Section 1.2(b) of this Agreement.

     Section 4.9  Excluded Liabilities.  "Excluded Liabilities" has the meaning
                  --------------------
set forth in Section 1.3(b) of this Agreement .

     Section 4.10 Governmental Approvals.  "Governmental Approvals" means any
                  ----------------------
notices, reports or other filings to be made, or any consents, registrations, approvals, permits or authorizations to be obtained from, any Governmental Authority.

     Section 4.11 Governmental Authority.  "Governmental Authority" means any
                  ----------------------
federal, state, local, foreign or international court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority.

     Section 4.12 Insurance Policies.  "Insurance Policies" means insurance
                  ------------------
policies pursuant to which a Person makes a true risk transfer to an insurer.

     Section 4.13 Insured Life Sciences Liability.  "Insured Life Sciences
                  -------------------------------
Liability" means any Life Sciences Liability to the extent that it is covered under the terms of SeraCare's Insurance Policies.

     Section 4.14 Intellectual Property.  "Intellectual Property" means all
                  ---------------------
domestic and foreign patents and patent applications, together with any continuations, continuations-in-part or divisional applications thereof, and all patents issuing thereon (including reissues, renewals and re-examinations of the foregoing); design patents, invention disclosures; mask works; copyrights, and copyright applications and registrations; Web addresses, trademarks, service marks, trade names, and trade dress, in each case together with any applications and registrations therefor and all appurtenant goodwill relating thereto; trade secrets, commercial and technical information, know-how, proprietary or confidential information, including engineering, production and other designs, notebooks, processes, drawings, specifications, formulae, and technology; computer and electronic data processing programs and software (object and source code), data bases and documentation thereof; inventions (whether patented or not); utility models; registered designs, certificates of invention and all other intellectual property under the laws of any country throughout the world.

     Section 4.15 Liabilities.  "Liabilities" has the meaning set forth in
                  -----------
Section 9.24 of the Separation Agreement.

     Section 4.16 Life Sciences Assets. "Life Sciences Assets" has the meaning
                  --------------------
set forth in Section 1.2(a) of this Agreement.

     Section 4.17 Life Sciences Balance Sheet.  "Life Sciences Balance Sheet"
                  ---------------------------
means the unaudited pro forma balance sheet (including the notes thereto) relating to Life Sciences as of February 28, 2001, attached hereto as Exhibit A.
                                                                      ---------

     Section 4.18 Life Sciences Business.  "Life Sciences Business" has the
                  ----------------------
meaning set forth in Section 9.26 of the Separation Agreement.

     Section 4.19 Life Sciences Contingent Claim.  "Life Sciences Contingent
                  ------------------------------
Claim" means any claim or other right of a member of the SeraCare Group or Life Sciences Group that primarily relates to the Life Sciences Business, whenever arising, against any Person other than a member of the SeraCare Group or Life Sciences Group and the existence or scope of the obligation of such other Person was not acknowledged, fixed or determined in any material respect, due to a dispute or other uncertainty or as a result of the failure of such claim or other right to have been discovered or asserted. A claim or right meeting the foregoing definition shall be considered a Life Sciences Contingent Claim regardless of whether there was any Action pending, threatened or contemplated as of the Separation Date with respect thereto.

     Section 4.20 Life Sciences Contingent Liability.  "Life Sciences Contingent
                  ----------------------------------
Liability" means any Liability of a member of the SeraCare Group or Life Sciences Group that primarily relates to, results from or arises out of the Life Sciences Business, whenever arising, to any Person other than a member of the SeraCare Group or Life Sciences Group, and the existence or scope of the obligation of a member of the SeraCare Group or Life Sciences Group with respect to such Liability was not acknowledged, fixed or determined in any material respect, due to a dispute or other uncertainty or as a result of the failure of such Liability to have been discovered or asserted. The parties agree that the existence of a litigation or other reserve with respect to any Liability shall not be sufficient for such Liability to be considered acknowledged, fixed or determined.

     Section 4.21 Life Sciences Contracts.  "Life Sciences Contracts" means the
                  -----------------------
following contracts and agreements to which SeraCare is a party or by which it or any of its Assets is bound, whether or not in writing, except for any such contract or agreement that is contemplated to be retained by SeraCare or any member of the SeraCare Group pursuant to any provision of this Agreement or any other Ancillary Agreement:

          (i)    the material contracts listed on Schedule 4.30;

          (ii) any contract or agreement entered into in the name of, or expressly on behalf of, any division or business unit of Life Sciences;

          (iii) any contract or agreement that relates primarily to the Life Sciences Business;

          (iv) any contract or agreement that is otherwise expressly contemplated pursuant to this Agreement (including, without limitation, the contracts set forth on Schedule 4.30 hereto), the Separation Agreement or any of the other Ancillary Agreements to be assigned to Life Sciences; and

          (v) any guarantee, indemnity, representation, warranty or other Liability of Life Sciences or the SeraCare Group in respect of any other Life Sciences Contract, any Life Sciences Liability or the Life Sciences Business (including guarantees of financing incurred by customers or other third parties in connection with purchases of products or services from the Life Sciences Business).

     Section 4.22 Life Sciences Group.  "Life Sciences Group" has the meaning
                  -------------------
set forth in Section 9.27 of the Separation Agreement.

     Section 4.23 Life Sciences Liabilities.  "Life Sciences Liabilities" has
                  -------------------------
the meaning set forth in Section 1.3(a) of this Agreement.

     Section 4.24 Merger.  "Merger" has the meaning set forth in Section 9.31 of
                  ------
the Separation Agreement.

     Section 4.25 Person.  "Person" has the meaning set forth in Section 9.36 of
                  ------
the Separation Agreement.

     Section 4.26 Security Interest.  "Security Interest" means any mortgage,
                  -----------------
security interest, pledge, lien, charge, claim, option, right to acquire, voting or other restriction, right-of-way, covenant, condition, easement, encroachment, restriction on transfer, or other encumbrance of any nature whatsoever.

     Section 4.27 Separation.  "Separation" has the meaning set forth in the
                  ----------
Recitals of the Separation Agreement.

     Section 4.28 Separation Agreement.  "Separation Agreement" means the Master
                  --------------------
Separation and Distribution Agreement dated as of the date hereof between the parties, to which this Agreement is attached as Exhibit C.

     Section 4.29 Separation Date.  "Separation Date" has the meaning set forth
                  ---------------
in Section 1.1 of the Separation Agreement.

     Section 4.30 SeraCare Business.  "SeraCare Business" has the meaning set
                  -----------------
forth in Section 9.42 of the Separation Agreement.

     Section 4.31 SeraCare Group.  "SeraCare Group" has the meaning set forth in
                  --------------
Section 9.43 of the Separation Agreement.

     Section 4.32 Subsidiary.  "Subsidiary" means with respect to any specified
                  ----------
Person, any corporation, any limited liability company, any partnership or other legal entity of which such Person or its Subsidiaries owns, directly or indirectly, more than 50% of the stock or other equity interest entitled to vote on the election of the members of the board of directors or similar governing body.

     Section 4.33 Trademark License Agreement.  "Trademark License Agreement"
                  ---------------------------
means the Trademark License Agreement attached as Exhibit D to the Separation Agreement.

     Section 4.34 Transferred Litigation.  "Transferred Litigation" has the
                  ----------------------
meaning set forth in Section 2.1(a) of this Agreement.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized on the day and year first above written.

SERACARE, INC.                              SERACARE LIFE SCIENCES , INC.


By:     /s/ Barry D. Plost                  By:     /s/ Jerry L. Burdick
        _______________________________             ____________________________
Name:   Barry D. Plost                      Name:   Jerry L. Burdick
Title:  Chief Executive Officer             Title:  Executive Vice President





        [SIGNATURE PAGE TO GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT]

                                Schedule 1.2(a)

                Assets Listed in the Life Sciences Balance Sheet

See Attached.


This schedule 1.2(a) has been omitted and shall be furnished supplementally to the Commission upon request.

                                Schedule 1.3(a)

                              Included Liabilities

1. Any damages, fees and expenses (including, without limitation, actual attorneys' fees, arbitrators' fees, costs of experts and court costs) payable by SeraCare which have not been paid or incurred as of the date hereof in excess of $750,000 arising out of or in connection with the following:

     On or about November 11, 2000, Sharon A. Dodson, acting in her capacity as trustee of the Crowley Charitable Remainder Unitrust (the "Trust"), filed a demand for arbitration in the Orange County, California office of the Judicial Arbitration and Mediation Services. Along with the demand for arbitration, Dodson filed a complaint against SeraCare, Inc. (the "Complaint") for breach of contract, accounting, and declaratory relief. The Complaint alleges that SeraCare breached: (1) a stock purchase agreement by which SeraCare purchased The Western States Group, Inc. from the Trust and various individuals associated with the Trust; and (2) a settlement agreement between SeraCare and the Trust that was entered into to resolve a prior dispute regarding SeraCare's obligations under the stock purchase agreement

2. Subject to item 1 above, any and all indemnification obligations of SeraCare pursuant to, arising out of or resulting from the Stock Purchase Agreement dated as of February 13, 1998, by and among SeraCare, Inc., The Western States Group, Inc., Michael F. Crowley, Mary A. Crowley, Michael F. Crowley and Mary A. Crowley as trustees under the Crowley Charitable Remainder Unitrust dated December 31, 1997, and Michael F. Crowley, II.

3. All Liabilities arising out of or resulting from the Collaboration Agreement dated January 1, 2001 between SeraCare and Quest Diagnostics Incorporated, a Delaware corporation, existing or arising prior to, or after the Separation Date, other than any liabilities relating to payments due from Instituto Grifols, S.A. to Quest Diagnostics Incorporated in connection with the Warrant issued to Quest on November 20, 2000 to purchase 1,748,605 shares of common stock of SeraCare (as may be modified in accordance with Section 3.5 of the Company Disclosure Letter to the Merger Agreement).

4. All Liabilities relating to counterclaims arising primarily from the operation of the Life Sciences Business and resulting from and arising out of the litigation identified in Item 1 to Schedule 2.1(a).

5. All Liabilities arising from the Cease and Desist letter dated March 9, 2001, from Intergen Company to SeraCare relating to the Company's alleged contact of certain of Intergen's ex-employees for the purpose of acquiring confidential information about Intergen.

                                Schedule 1.3(b)

                              Excluded Liabilities

1. Any damages, fees and expenses (including, without limitation, attorneys' fees, arbitrators' fees, costs of experts and court costs) payable by SeraCare which have not been paid or incurred as of the date hereof up to $750,000 arising out of or in connection with the following:

     On or about November 11, 2000, Sharon A. Dodson, acting in her capacity as trustee of the Crowley Charitable Remainder Unitrust (the "Trust"), filed a demand for arbitration in the Orange County, California office of the Judicial Arbitration and Mediation Services. Along with the demand for arbitration, Dodson filed a complaint against SeraCare, Inc. (the "Complaint") for breach of contract, accounting, and declaratory relief. The Complaint alleges that SeraCare breached: (1) a stock purchase agreement by which SeraCare purchased The Western States Group, Inc. from the Trust and various individuals associated with the Trust; and (2) a settlement agreement between SeraCare and the Trust that was entered into to resolve a prior dispute regarding SeraCare's obligations under the stock purchase agreement.

2. Attorneys' fees, financial advisors' and investment banking fees, accountant's fees and other expenses incurred by SeraCare or Life Sciences in connection with the Merger and the Separation and Distribution.

3.   Liabilities relating to the business of the collection of blood plasma.

4. Liabilities relating to payments due from Instituto Grifols, S.A. to Quest Diagnostics Incorporated in connection with the Warrant issued to Quest on November 20, 2000 to purchase 1,748,605 shares of common stock of SeraCare (as may be modified in accordance with Section 3.5 of the Company Disclosure Letter to the Merger Agreement.)

                                Schedule 2.1(a)

                             Transferred Litigation

1. On March 29, 2001, SeraCare instituted an action in Superior Court for the County of San Diego, Vista Branch, entitled Western States Group, Inc., dba Western States Plasma Company, SeraCare, Inc. v. The Trilogy Connection, Inc., David Betit, R. Craig Harlow, Intergen Company L.P., Canon Communications LLC ("Cannon") and Does 1-100, inclusive, Case No. GIN 011713 (the "Action"). The Action alleges that authors David Betit and R. Craig Harlow fraudulently obtained plasma samples from SeraCare and conducted rigged "scientific" tests on those samples to favor the authors' marketing client, Intergen Company. The lawsuit alleges defamation, unfair business practices and fraud, and seeks injunctive relief and an unspecified amount of damages. On June 5, 2001, SeraCare settled its claims against Canon by entering into a written settlement agreement.
     Under the terms of the settlement, SeraCare has agreed to dismiss the Action with prejudice as to Canon in exchange for receiving three free advertisements in Canon's magazine, IVD Technology.

                                Schedule 2.1(b)

1. The management and all liabilities, costs and expenses (including without limitation all attorneys' fees and expenses) with respect to the Transferred Litigation identified in Item 1 to Schedule 2.1(a) hereto shall be the sole responsibility of Life Sciences and the SeraCare Group shall have no liability or responsibility with respect thereto.

2. Any damages, fees and expenses (including, without limitation, attorneys' fees, arbitrators' fees, costs of experts and court costs) payable by SeraCare which have not been paid or incurred as of the date hereof up to $750,000 arising out of or in connection with the matter identified in Item 1 to Schedule 1.3(b) hereto shall be the sole responsibility of SeraCare and Life Sciences shall have no liability or responsibility with respect thereto.

3. Any damages, fees and expenses (including, without limitation, attorneys' fees, arbitrators' fees, costs of experts and court costs) payable by SeraCare which have not been paid or incurred as of the date hereof in excess of $750,000 arising out of or in connection with matter identified in Item 1 to Schedule 1.3(b) hereto shall be the sole responsibility of Life Sciences and the SeraCare Group shall have no liability or responsibility with respect thereto.

4. The management and all liabilities, costs and expenses (including without limitation all attorneys' fees and expenses) with respect to the Cease and Desist letter dated March 9, 2001, from Intergen Company to SeraCare identified in Item 5 to Schedule 1.3(a) hereto shall be the sole responsibility of Life Sciences and the SeraCare Group shall have no liability or responsibility with respect thereto.

5. The indemnification rights relating to the Life Sciences Business in favor of SeraCare in the Stock Purchase Agreement dated February 13, 1998 among SeraCare, Inc., The Western States Group, Inc., Michael Crowley, and individual, Mary Crowley, an individual, Michael F. Crowley, Mary A. Crowley as trustees under the Crowley Charitable Remainder Unitrust dated December 31, 1997 and Michael F. Crowley II shall belong solely to Life Sciences.

                                 Schedule 4.30

                               Material Contracts

1.   Agreement between AMPC, Inc., and SeraCare, Inc. dated October 21, 1999.

2. Standard Industrial/Commercial Multi-Tennant Lease - Gross between Del Oro Gateway Partners, L.P. and The Western States Group Inc. dated as of April 16, 1998, and addendums attached thereto dated on or about October 12, 1998 and January 7, 1999, and assignment agreement dated ___, 2001 among Del Oro Gateway Partners, L.P. and Arthur Kazarian as trustee for the General Wood Investment Trust (Del Oro Gateway Commerce Centre, 1935 Avenida del Oro, suite F, Oceanside, California).

3. Collaboration Agreement dated January 1, 2001 between the Company and Quest Diagnostics Incorporated, a Delaware corporation.

4. Albumin Supply Agreement dated June 22, 1999 between Instituto Grifols, S.A., and SeraCare, Inc., as amended

5. Employment Agreement between SeraCare, Inc. and Michael F. Crowley II, dated November 1, 2000.

                                   EXHIBIT A

                          LIFE SCIENCES BALANCE SHEET


(see attached)

This Exhibit A has been omitted and shall be furnished supplementally to the Commission upon request.

                                   EXHIBIT B

NETWORK SOLUTIONS TRANSFER AGREEMENT

This Exhibit B has been omitted and shall be furnished supplementally to the commission upon request.